Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent Events
14.	Subsequent Events:

Issuance of shares: On July 1, 2020, following the second amendment to the Amended & Restated Promissory Note dated May 14, 2019, the Company issued 68,410 of common shares at the volume weighted average closing share price for the 10 day period immediately prior to the quarter end.

Loan refinance: On July 8, 2020, Seventhone entered into a new $15,250 secured loan agreement, for the purpose of refinancing the outstanding indebtedness of $11,293 under the previous loan facility. The new facility was drawndown on the same day, and the proceeds were used to prepay the outstanding indebtedness of $11,293 in full as well as provide for working capital.

COVID-19 outbreak: Public health threats, such as COVID-19, in any geographical area, including areas where the Company does not operate, could disrupt international transportation. COVID-19 has negatively affected the global demand for petroleum products and seaborne trade and has recently resulted in a decline in charter rates for tankers. Lower revenues could result in the Company’s inability to service its debt and meet its loan covenants. Lower ship values could also occur and lead to impairment of carrying asset values. The inability to collect amounts receivable may result in charge offs thereby further impacting the Company’s financial condition. The evolving effects of COVID-19 remain uncertain and could have a material adverse effect on the Company’s business, results of operations and financial condition. Except for lower charter rates recently, the Company’s financial and operating performance has not been adversely affected by the COVID-19 outbreak so far. However, the future impacts cannot be reasonably estimated at this time, it may take some time to materialize and may not be fully reflected in the results until late during the year ending December 31, 2020.

Minimum Bid Price Requirement: On July 2, 2020 the Company announced that it received a deficiency notice from The NASDAQ Stock Market, Inc. (“Nasdaq”), on June 29, 2020 stating that, for a period of 30 consecutive business days, the Company’s common shares closed below the minimum bid price of $1.00 per share as required for continued listing on Nasdaq (the “Minimum Bid Price Requirement”). The Company has until December 28, 2020 to regain compliance with the Minimum Bid Price Requirement. If at any time during this period, the closing bid price of the Company’s common shares is at least $1 for a minimum of 10 consecutive business days, Nasdaq will provide confirmation of the Company’s compliance with the Minimum Bid Price Requirement and the matter will be closed. If the Company does not regain compliance during the initial compliance period, it may be eligible for an additional 180 calendar day compliance period. In order to qualify for this additional compliance period, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq, with the exception of the bid price requirement, and will need to provide written notice of its intention to cure the deficiency during such compliance period, including by effecting a reverse stock split, if necessary. If the Nasdaq staff concludes that the Company will not be able to cure the deficiency or if the Company is otherwise not eligible, the Company’s common shares will be subject to delisting by Nasdaq. The Company is currently reviewing options to meet the requirements for continued listing on Nasdaq. This notice will have no effect on the operations of the Company’s business, and the Company will take all reasonable measures to regain compliance with the exchange. During this time, the Company’s common shares will continue to be listed and trade on the Nasdaq.